CAPITAL ONE FUNDS

(THE “TRUST”)

SUPPLEMENT DATED JUNE 23, 2008

TO THE PROSPECTUS DATED DECEMBER 14, 2007

On June 19, 2008, the Board of Trustees of the Trust approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) to be entered into between each of the six portfolios of the Trust listed below (the “Capital One Funds’) and certain registered investment companies which are sponsored and advised by Fidelity Management and Research Company (“Fidelity” and each registered investment company advised by Fidelity, a “Fidelity Fund”). The Agreements and Plans of Reorganization, which provide for the reorganization of the Capital One Funds into corresponding Fidelity Funds, will be submitted to a vote of shareholders of the applicable Capital One Fund at a shareholder meeting expected to be held during the third quarter of 2008. If the Agreements and Plans of Reorganization are approved by shareholders, and certain other conditions are satisfied, the assets of each Capital One Fund will be transferred to similar portfolios of Fidelity, and the shareholders of each Capital One Fund will become shareholders of the corresponding Fidelity Fund. A combined proxy statement and prospectus containing more information with respect to the proposed reorganization is expected to be mailed to shareholders in advance of the meeting. If the Agreement and Plan of Reorganization is approved by shareholders of a Capital One Fund, it is expected that the reorganization will occur in October 2008. Approval of one reorganization is not contingent upon the approval of any other reorganization. Until that date, you will be able to redeem or exchange your Capital One Fund shares, subject to the usual limitations described in the Trust’s Prospectus. However, purchase orders into the Capital One Funds may be restricted shortly before the closing of the reorganizations. Shareholders of the Capital One Funds may also receive a capital gains distribution prior to the closing of the reorganization.

It is proposed that each Capital One Fund would reorganize into the corresponding Fidelity Fund indicated below:

Capital One Funds	Corresponding Fund and Class of Fidelity Funds
Capital One Capital Appreciation Fund Class A Class B	Fidelity Advisor Growth & Income Fund Class A Class A

Capital One Mid Cap Equity Fund Class A Class B	Fidelity Advisor Mid Cap II Fund Class A Class A

Capital One Total Return Bond Fund	Fidelity Advisor Investment Grade Bond Fund Class A

Capital One U.S. Government Income Fund	Fidelity Advisor Government Income Fund Class A

Capital One Cash Reserve Fund Class A Class B	Fidelity Institutional Money Market Fund – Prime Money Market Portfolio Class III Class III

Capital One U.S. Treasury Money Market Fund	Fidelity Institutional Money Market Fund – Treasury Portfolio Class III

For more information on the proposed reorganizations, please refer to, when it becomes available, the combined proxy statement and prospectus which will be filed with the Securities and Exchange Commission.

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CAPITAL ONE LOUISIANA MUNICIPAL INCOME FUND

At the same Board meeting, the Board of Trustees approved the Plan of Liquidation of the Capital One Louisiana Municipal Income Fund (“Capital One Louisiana Fund”). Shareholders of the Capital One Louisiana Fund will be mailed a proxy statement to approve the Plan of Liquidation. If approved by shareholders, it is expected that the Capital One Louisiana Fund will be liquidated in the third quarter of 2008 (the “Liquidation Date”). Effective immediately, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be permissible (other than those purchase orders received through dividend reinvestment or other additional purchases by existing shareholders). Until the Liquidation Date, shareholders may redeem or exchange their shares in the manner set forth in the Fund’s current prospectus. Shareholders will not be subject to a contingent deferred sales charge (“CDSC”) upon redemption (sale) of Class B shares. That is, you will not be charged a CDSC whether you redeem your Class B shares or receive the liquidating distribution.